EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tectonic Financial, Inc. (the “Company”) for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), A. Haag Sherman, as Chief Executive Officer of the Company, and Ken Bramlage, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TECTONIC FINANCIAL, INC.

Date: April 1, 2024	By:	/s/ A. Haag Sherman
A. Haag Sherman Chief Executive Officer

Date: April 1, 2024	By:	/s/ Ken Bramlage
Ken Bramlage Executive Vice President & Chief Financial Officer